Exhibit 10.3
SOURCEFIRE, INC.
FOURTH AMENDED AND RESTATED STOCKHOLDERS’ VOTING AGREEMENT
     This Fourth Amended and Restated Stockholders’ Voting Agreement (this “Agreement”), dated as of May 24, 2006, is entered into by and among Sourcefire, Inc. a Delaware corporation (the “Company”), the individuals and entities listed on Exhibit A attached hereto (collectively, the “Purchasers”), and the individuals and entities listed on Exhibit B (collectively, the “Existing Stockholders”). The Purchasers and the Existing Stockholders are sometimes referred to in this Agreement collectively as the “Stockholders.”
Recitals:
     WHEREAS, certain of the Purchasers are purchasing shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), pursuant to that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the parties identified therein (the “Purchase Agreement”);
     WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;
     WHEREAS, certain of the Purchasers (the “Initial Purchasers”) are holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”, and together with the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock, the “Preferred Stock”);
     WHEREAS, the Company, the Initial Purchasers and the Existing Stockholders are parties to the Third Amended and Restated Stockholders’ Voting Agreement, dated as of January 15, 2004 (the “Prior Agreement”);
     WHEREAS, the Existing Stockholders are the beneficial owners of shares of the Common Stock of the Company, par value $0.001 per share (the “Common Stock”);
     WHEREAS, the Prior Agreement can be amended with the written consent of (i) the Company, (ii) those Initial Purchasers holding at least two-thirds of the outstanding shares of Series A Preferred Stock, (iii) those Initial Purchasers holding at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock, (iv) those Initial Purchasers holding at least a majority of the outstanding shares of Series C Preferred Stock, and (v) those Existing Stockholders holding Shares (as defined in Section 2 below) representing at least a majority of the outstanding Shares then held by those Existing Stockholders who are parties to the Prior Agreement; and
     WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and, together with the other parties hereto, desire to enter into this

Agreement in order to effect such amendment and restatement of the Prior Agreement and to provide for the composition of the Board of Directors of the Company in the manner set forth below.
     NOW THERFORE, in consideration of the mutual covenants contained herein and the consummation of the sale and purchase of the Series D Preferred Stock pursuant to the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Voting of Shares. In any and all elections of directors of the Company (whether at a meeting of the stockholders or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by such Stockholder and all Shares over which such Stockholder has voting control, and otherwise use best efforts so as to fix the number of directors of the Company at seven (7) and to vote as follows:
          (a) At each election of directors in which the holders of Series A Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Stockholders shall vote all of their Shares so as to elect one (1) representative (the “Series A Director”) nominated by Sierra Ventures so long as it holds any shares of Series A Preferred Stock, which individual shall initially be Tim Guleri.
          (b) At each election of directors in which the holders of Series B Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Stockholders shall vote all of their Shares so as to elect one (1) representative (the “Series B Director”) nominated by New Enterprise Associates 10, Limited Partnership so long as it holds any shares of Series B Preferred Stock, which individual shall initially be Harry Weller.
          (c) At each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, the Stockholders shall vote all of their Shares so as to elect two (2) individuals (the “Common Directors”), one (1) of whom shall be the Company’s Chief Executive Officer, who shall initially be E. Wayne Jackson, III, and one (1) of whom is an individual nominated by the holders of a majority of the Common Stock, who shall initially be the Company’s Chief Technology Officer of the Company, Martin Roesch.
          (d) At each election of directors in which holders of shares of Preferred Stock and Common Stock, voting together as a single class on an as-if-converted to Common Stock basis, are entitled to elect directors of the Company, the Stockholders shall vote all of their Shares so as to elect one (1) individual nominated and mutually acceptable to (i) the holders of at least two-thirds of the Series A Preferred Stock then-outstanding, (ii) the holders of at least a sixty percent (60%) of the Series B Preferred Stock then-outstanding, (iii) the holders of at least a majority of the Series C Preferred Stock then-outstanding, and (iv) the holders of at least a majority of the Series D Preferred Stock then-outstanding who shall be an independent industry representative not affiliated with the Company or employed by the Company or any holders of the Preferred Stock (the “First Independent Director”) and who shall initially be Asheem Chandna.
          (e)
               (i) During the period commencing on the Initial Closing Date (as defined in the Purchase Agreement) and ending on the earlier of (y) the election of a director pursuant to Section 1(e)(ii) or (z) six (6) months after the Initial Closing Date, unless extended by a majority of the Board of Directors (the “Designation Period”), and so long as Meritech Capital Partners III, L.P. and its affiliates (collectively, “Meritech”) hold at least 227,092 shares of Series D Preferred Stock, Meritech shall have the right to appoint one (1) representative (the “Series D Director”) nominated by Meritech, who shall initially be Michael B. Gordon, and such individual shall serve as director of the Company on a temporary basis for no longer that the Designation Period.
               (ii) After the Designation Period, at each election of directors in which holders of shares of Preferred Stock and Common Stock, voting together as a single class, are entitled to elect directors of the Company, and so long as Meritech holds at least 227,092 shares of Series D Preferred Stock, the Stockholders shall vote all of their Shares so as to elect one (1) individual designated by Meritech, who shall be an independent industry representative not affiliated with the Company or employed by the Company or any holders of the Preferred Stock, and (ii) mutually acceptable to (a) the holders of at least a majority of the Preferred Stock then-outstanding, voting together as a separate class on an as-if-converted to Common Stock basis, and (b) the holders of at least a majority of the Common Stock then-outstanding, voting as a separate class.
          (f) At each election of directors in which holders of shares of Preferred Stock and Common Stock, voting together as a single class, are entitled to elect directors of the Company, the Stockholders shall vote all of their Shares so as to elect one (1) individual nominated by the majority of the Board of Directors, who shall be (i) an independent industry representative with significant experience in finance or accounting or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities and who is not affiliated with the Company or employed by the Company or any holders of the Preferred Stock, and (ii) mutually acceptable to (a) the holders of at least a majority of the Preferred Stock then-outstanding, voting together as a separate class on an as-if-converted to Common Stock basis, and (b) the holders of at least a majority of the Common Stock then-outstanding, voting as a separate class (the “Financial Expert Independent Director”).
          (g) Action taken to remove the Series A Director elected pursuant to Section 1(a), or to fill any vacancy created by the resignation or death of such director, shall be subject to the approval of such nominating Purchaser in accordance with Section 1(a).
          (h) Action taken to remove the Series B Director elected pursuant to Section 1(b), or to fill any vacancy created by the resignation or death of such director, shall be subject to the approval of such nominating Purchaser in accordance with Section 1(b).

          (i) Action taken to remove any of the Common Directors elected pursuant to Section 1(c) or to fill any vacancy created by the resignation or death of any of such directors, shall be subject to the provisions of Section 1(c).
          (j) Action taken to remove the First Independent Director elected pursuant to Section 1(d) or to fill any vacancy created by the resignation or death of such director, shall be subject to the approval of such nominating Purchasers in accordance with Section 1(d).
          (k) Action taken to remove the Series D Director elected pursuant to Section 1(e) or to fill any vacancy created by the resignation or death of such director, shall be subject to the approval of Meritech in accordance with Section 1(e).
          (l) Action taken to remove the Financial Expert Independent Director elected pursuant to Section 1(f) or to fill any vacancy created by the resignation or death of such director, shall be subject to the provisions of Section 1(f).
          (m) The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to this Section 1.
     2. Shares. “Shares” shall mean and include any and all shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default), and shall include any such shares of Common Stock or Preferred Stock now owned or hereafter acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.
     3. Termination. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:
          (a) the closing of a Company Sale (as defined in the Fourth Amended and Restated Investor Rights Agreement of even date herewith among the Company and the Purchasers);
          (b) the closing of a Qualifying Public Offering (as defined in the Company’s Certificate of Incorporation); or
          (c) the date on which (i) the Company, (ii) the holders of at least two-thirds of the Series A Preferred Stock then-outstanding, (iii) the holders of at least sixty percent (60%) of the Series B Preferred Stock then-outstanding, (iv) the holders of at least a majority of the Series C Preferred Stock then-outstanding, and (v) the holders of at least a majority of the Series D Preferred Stock then-outstanding agree in writing to terminate this Agreement.
     4. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 3 or 7(f) hereof. Nothing in this Section 4 shall be construed as limiting the provisions of Section 3 or 7(f) hereof.

     5. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders shall have affixed thereto a legend substantially in the following form:
“The shares of stock represented by this certificate are subject to a Stockholders’ Voting Agreement, as may be amended from time to time, which places certain restrictions on the voting of the shares represented hereby. Any person accepting any interest in such shares shall be subject to all provisions of such agreement. A copy of such agreement is available for inspection during normal business hours at the principal executive office of this corporation.”
     6. Transfers of Rights. Any person or entity to which Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder. No Stockholder shall transfer any Shares unless the transferee provides a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by the terms of this Agreement.
     7. General.
          (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof). THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.
          (d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail, or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in each case to the intended recipient as set forth below:
     If to the Company, at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046, Attention: General Counsel and Chief Financial Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Morrison & Foerster LLP, 1650 Tysons Boulevard, Suite 300, McLean, Virginia 22102, Attention: Thomas J. Knox, Esq.; and
     If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with copies to (i) Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, Attention: Mark V. Roeder, Esq., (ii) Weil, Gotshal & Manges LLP, 201 Redwood Shores Parkway, Redwood Shores, California 94065, Attention: Richard S. Millard, Esq., (iii) Cooley Godward LLP, 11951 Freedom Drive, Reston, Virginia 20190, Attention: Michael R. Lincoln, Esq.; and
     If to an Existing Stockholder, at the address set forth on Exhibit B, or at such other address as may have been furnished in writing by such Existing Stockholder to the other parties hereto.
          (e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.
          (f) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of (i) the Company, (ii) the holders of at least two-thirds of the Series A Preferred Stock then-outstanding, (iii) the holders of at least sixty percent (60%) of the Series B Preferred Stock then-outstanding, (iv) the holders of at least a majority of the Series C Preferred Stock then-outstanding, (v) the holders of at least a majority of the Series D Preferred Stock then-outstanding, and (vi) those Existing Stockholders holding Shares representing at least a majority of the outstanding Shares then held by the Existing Stockholders; provided, however, Sections 1(e) and 1(k) and this Section 7(f) may not be waived or amended without the prior written consent of Meritech. The Company shall give prompt written notice of any amendment or waiver hereunder to any party hereto that did not consent in writing to such amendment or waiver. Any amendment, termination or waiver effected in accordance with this Section 7(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
          (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
          (i) Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
          (j) Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
          (k) Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.
{Signatures on Following Page}

     IN WITNESS WHEREOF, this Fourth Amended and Restated Stockholders’ Voting Agreement has been executed by the parties hereto as of the day and year first above written.

COMPANY:

SOURCEFIRE, INC.

By:	/s/ E. Wayne Jackson, III

Name: E. Wayne Jackson, III
Title: Chief Executive Officer

EXISTING STOCKHOLDERS:

By:	/s/ E. Wayne Jackson, III

E. Wayne Jackson, III

By:	/s/ Thomas McDonough

Thomas McDonough

By:	/s/ Martin Roesch

Martin Roesch

John Pavlick

Stephen Northcutt and Jo-Kathlyn Northcutt,
Co-Trustees, Northcutt Family Revocable Living Trust of 2002

By:

Stephen Northcutt, Co-Trustee

By:

Kathlyn Northcutt, Co-Trustee
Sourcefire — Series D Voting Agreement

SERIES D PURCHASERS:

Meritech Capital Partners III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon

Michael B. Gordon, a managing member

Meritech Capital Affiliates III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon

Michael B. Gordon, a managing member
Sourcefire — Series D Voting Agreement

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Michael Moritz

Managing Member
Sourcefire — Series D Voting Agreement

NEW ENTERPRISE ASSOCIATES 10, LIMITED

PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name: Charles W. Newhall III
Title: General Partner

MARK A. FRANTZ
Sourcefire — Series D Voting Agreement

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members:

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name: David C. Schwab
Title: Manager
on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name: David C. Schwab
Title: Manager
Sourcefire — Series D Voting Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

MINOTAUR ANNEX LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.
By: Inflection Point Associates, L.P.

/s/ Timothy Webb

By: Inflection Point Management, LLC
Its: General Partner

Name:	Timothy Webb

Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By: Inflection Point SBIC Associates LLC
Its: General Partner

Name:	Timothy Webb

Title:	Authorized Manager

Sourcefire — Series D Voting Agreement

SERIES C PURCHASERS

SEQUOIA CAPITAL FRANCHISE FUND
SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC
a Delaware Limited Liability Company
General Partner of Each

By:	/s/ Douglas Leone

Managing Member

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall
Title:	General Partner

BIG BASIN PARTNERS, L.P.

By:

Frank Marshall
Its:	General Partner
Sourcefire — Series D Voting Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager
Sourcefire — Series D Voting Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.
/s/ Timothy Webb

By: Inflection Point Management LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.
/s/ Timothy Webb

By: Inflection Point SBIC Associates LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager
/s/ MARK A. FRANTZ

MARK A. FRANTZ

FRANK A. BONSAL, JR.

Asheem Chandna and Aarti Chandna, as
Trustees of the Chandna Family Revocable
Trust as of April 13, 1998

By:	/s/ ASHEEM CHANDNA

ASHEEM CHANDNA
By:	/s/ AARTI CHANDNA

AARTI CHANDNA
Sourcefire — Series D Voting Agreement

SERIES B PURCHASERS:

NEW ENTERPRISE ASSOCIATES 10, LIMITED
PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

NEA VENTURES 2003, LIMITED PARTNERSHIP

By:	/s/ Pamela J. Clark

Name:	Pamela J. Clark
Title:	Vice President

BIG BASIN PARTNERS, L.P.

By:

Frank Marshall
Its:	General Partner
Sourcefire — Series D Voting Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager
Sourcefire — Series D Voting Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.
/s/ Timothy Webb

By: Inflection Point Management LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.
/s/ Timothy Webb

By: Inflection Point SBIC Associates LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager
/s/ MARK A. FRANTZ

MARK A. FRANTZ

FRANK A. BONSAL, JR.
Sourcefire — Series D Voting Agreement

SERIES A PURCHASERS:

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

CORE CAPITAL PARTNERS, L.P.
Sourcefire — Series D Voting Agreement

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.
/s/ Timothy Webb

By: Inflection Point Management LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.
/s/ Timothy Webb

By: Inflection Point SBIC Associates LLC
Its: General Partner
Name:	Timothy Webb
Title:	Authorized Manager
/s/ E. WAYNE JACKSON, III

E. WAYNE JACKSON, III

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:	/s/ Aris Melissaratos

Name:	Aris Melissaratos
Its:	Secretary
Sourcefire — Series D Voting Agreement

BIG BASIN PARTNERS, L.P.

By:

Frank Marshall
Its:	General Partner

Asheem Chandna and Aarti Chandna, as
Trustees of the Chandna Family Revocable
Trust as of April 13, 1998

By:	/s/ ASHEEM CHANDNA

ASHEEM CHANDNA

By:	/s/ AARTI CHANDNA

AARTI CHANDNA
Sourcefire — Series D Voting Agreement

EXHIBIT A
List of Purchasers
Name and Address
Meritech Capital Partners III, L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Meritech Capital Affiliates III L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Sequoia Capital Franchise Fund &
Sequoia Capital Franchise Partners
3000 Sand Hill Road
Building 4, Suite 180
Menlo Park, California 94025
New Enterprise Associates 10, Limited Partnership
New Ventures 2003, Limited Partnership
Attn: Harry Weller
11951 Freedom Drive, Suite 1200
Reston, Virginia 20190
with a copy to:
NEA Ventures 2003, Limited Partnership
Attn: Louis Citron
1119 St. Paul Street
Baltimore, Maryland 21202
Sourcefire — Series D Voting Agreement

Sierra Ventures VII, L.P.
Sierra Ventures VIII-A, L.P.
Sierra Ventures VIII-B, L.P.
Sierra Ventures Associates VII, LLC, as nominee for its members
Sierra Ventures Associates VIII, LLC, as nominee for its members
Attn: Tim Guleri
2884 Sand Hill Road, Suite 100
Menlo Park, California 94025
Core Capital Partners, L.P.
Minotaur Funds, LLC
Minotaur Annex Fund, LLC
Attn: Pascal Luck
901 15th Street, NW
Suite 950
Washington, DC 20005
E. Wayne Jackson, III
6608 Corina Court
Columbia, Maryland 21044
Inflection Point Ventures II, L.P.
Inflection Point Ventures, L.P.
c/o Diane Messick
Delaware Technology Park
15 Innovation Way, Suite 280
Newark, Delaware 19711
Maryland Department of Business and Economic Development
217 E. Redwood Street
22nd Floor
Baltimore, Maryland 21202
Attn: Elizabeth Good
Big Basin Partners, L.P.
14585 Big Basin Way
Saratoga, California 95070
Attn: Frank Marshall
Mark A. Frantz
The Carlyle Group
1001 Pennsylvania Avenue, NW
Washington, D.C. 20004
Frank A. Bonsal, Jr.
1119 St. Paul Street
Sourcefire — Series D Voting Agreement

Baltimore, Maryland 21202
Asheem Chandna and Aarti Chandna, Trustees
of the Chandna Family Revocable Trust
of April 13, 1998
Attn: Asheem Chandna
1905 Oak Avenue
Menlo Park, California 94025
Sourcefire — Series D Voting Agreement

EXHIBIT B
List of Existing Stockholders
1.	E. Wayne Jackson, III

2.	Thomas McDonough

3.	Martin Roesch

4.	John Pavlick

5.	Stephen Northcutt and Jo-Kathlyn Northcutt, Co-Trustees, Northcutt Family Revocable Living Trust of 2002
Sourcefire — Series D Voting Agreement